EXHIBIT 99.3

                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT

     This First Amendment to Forbearance Agreement, dated as of November 6, 1997 (this "Amendment"), is between Mercury Finance Company, a Delaware corporation (the "Company"), and the person(s) listed on the signature pages of this Amendment (collectively or individually, the "Lender"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Forbearance Agreement (referred to below).

                             PRELIMINARY STATEMENTS

     1. The Company and the Lender are parties (or as to the Lender, is a successor in interest to a party) to the Forbearance Agreement, dated as of July 11, 1997 (the "Forbearance Agreement").

     2. The Company has requested that the Forbearance Agreement be amended, inter alia, to extend the automatic Termination Date of the Forbearance Period from September 30, 1997 to March 2, 1998.

     3. The Lender is willing to extend the automatic Termination Date of the Forbearance Period from September 30, 1997 to March 2, 1998 but only on the terms and conditions stated herein.

                                    AGREEMENT

     In consideration of the premises and mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

     1.   AMENDMENTS TO FORBEARANCE AGREEMENT.

     On the date this Amendment becomes effective, after satisfaction by the Company of each of the conditions set forth in Section 3 hereof:

     1.1 ESCROW. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the reference to "September 30, 1997" in the definition of "Escrow" and replacing it with "January 9, 1997 and February 27, 1998".

     1.2 EXCESS CASH. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the reference to "$3,650,000" in the definition of "Excess Cash" and replacing it with "$3,000,000".

     1.3 TERMINATION DATE. Section 1.1 of the Forbearance Agreement hereby is amended by deleting the reference to "September 30, 1997" in the definition of "Termination Date" and replacing it with "March 2, 1998".

     1.4 EFFECT OF TERMINATION DATE. Section 2.2 of the Forbearance Agreement hereby is amended by deleting the reference to "September 30, 1997" and replacing it with "March 2, 1998".

     1.5 NO OTHER WAIVER OR AGREEMENTS. Section 2.4 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "NO OTHER WAIVERS OR AGREEMENTS. Except for the forbearance agreed to herein as specifically set forth herein, and, if the Lender is a party to the Third Limited Waiver Agreement dated as of July 11, 1997 and the Fourth Limited Waiver Agreement dated as of October 1, 1997, the Third Limited Waiver Agreement and the Fourth Limited Waiver Agreement, respectively, the Lender has not agreed to any waiver, modification or amendment of the Existing Agreements, or its rights in respect thereof and the Existing Agreements remain in full force and effect and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights generally."

     1.6  PAYMENT OF INTEREST.

     (A) Subsection (B) under Section 3.2 of the Forbearance Agreement hereby is amended by deleting the reference to "October 1, 1997" and replacing it with "March 2, 1998".

     (B) Subsection (B) under Section 3.2 of the Forbearance Agreement hereby is amended by adding a new sentence at the end of such section as follows:

          "Notwithstanding the foregoing sentence, the payment due on October 31, 1997 shall be made on the date the conditions set forth in Section 3.1 of the First Amendment to Forbearance Agreement, dated as of November 6, 1997, between the parties hereto have been met (the "Closing Date")."

     (C) Subsection (D) under Section 3.2 of the Forbearance Agreement hereby is amended by adding a new sentence at the end of the first sentence as follows:

          "On January 9, 1998 and February 27, 1998, the Company will pay to the Lender all accrued and unpaid interest calculated to and including January 9, 1998 and February 27, 1998, respectively, excluding any accrued and unpaid interest owing to the Lender as a result of the application of a Default Rate in excess of 9.00% per annum."

     1.7 ACKNOWLEDGEMENT; OTHER AGREEMENTS. Section 3.3 of the Forbearance Agreement hereby is amended by amending and restating the fourth sentence of such section as follows:

          "Prior to March 2, 1998, the Company will make no payment on account of subordinated debt other than that agreed to by the holders of subordinated debt in the Forbearance and Third Limited Waiver Agreement between the Company and the holders of subordinated debt dated as of July 11, 1997 and in the Forbearance and Fourth Limited Waiver Agreement between the Company and the holders of subordinated debt dated as of October 1, 1997 (in either case, without regard to any amendment, modification or supplement thereof after such dates)."

     1.8 CASH SWEEP. Section 3.4 of the Forbearance Agreement hereby is amended by deleting each reference to "$3,650,000" and replacing them with "$3,000,000" and by adding two new sentences after the second sentence in such section as follows:

          "Five business days following the Closing Date, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on October 31, 1997 less the interest payment and escrow payment which will be made on the Closing Date. Thereafter, so long as the Forbearance Period has not been terminated, on December 5, 1997, January 8, 1998 and February 6, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash of the Company calculated as of the close of business (i) November 28, 1997, (ii) December 31, 1997 and (iii) January 30, 1998, respectively. On March 2, 1998, the Company will pay to the Lender its Funded Debt Pro Rata Share of the aggregate amount of Excess Cash calculated as of the close of business on February 27, 1998."

     1.9  CERTAIN INFORMATION.

     (A) Section 3.6 of the Forbearance Agreement hereby is amended by inserting "and/or any investment banking firm retained by the Steering Committee (subject to execution of a confidentiality agreement by such investment banking firm)" following both references to "Policano & Manzo" in the second sentence of such section.

     (B) Section 3.6 of the Forbearance Agreement hereby is amended by adding three new sentences after the second sentence in such section as follows:

          "The Company acknowledges that the Steering Committee may retain an investment banking firm to assist the Steering Committee in connection with the market evaluation and exploration process and other matters pertaining to the Company. Subject to the Company's approval of the institution so retained (which approval shall not be unreasonably withheld), the Company agrees to pay (or to reimburse the Steering Committee for) the fees, costs and expenses incurred in connection with the retention of such investment banking firm in an amount not to exceed $100,000 per month. Additionally, a representative of Policano & Manzo shall be permitted to participate in and be provided with the status of significant substantive negotiations conducted between the Company and/or advisors of the Company and any party identified through the market evaluation and exploration process; provided; however; that prior to the Termination Date, Policano & Manzo shall not engage in substantive negotiations, or have any discussions outside the presence of representatives of the Company or its advisors, with any such party."

     (C) Section 3.6 of the Forbearance Agreement hereby is further amended by adding one new sentence after the end of such section as follows:

          "The Steering Committee may share any such information provided to it or Policano & Manzo by the Company or its advisors with any investment banking firm retained by the Steering Committee."

     1.10 ESCROW. Section 3.10 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "By no later than the Closing Date, the Company agrees to establish the Escrow that shall be used solely by the Company in accordance with the terms of the Escrow Agreement to fund the payments required to be made on January 9, 1998 to the Lender under this Agreement and other holders of Funded Debt as contemplated by this Agreement. By no later than January 13, 1998, the Company agrees to establish the Escrow that shall be used solely by the Company in accordance with the terms of the Escrow Agreement to fund the payments required to be made on February 27, 1998 to the Lender under this Agreement and other holders of Funded Debt as contemplated by this Agreement."

     1.11 TOLLING. Section 3.12 of the Forbearance Agreement hereby is amended by deleting each reference to "November 1, 1997" and replacing them with "April 1, 1998".

     1.12  TERMINATION EVENTS.

     (A) Subsection (D) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "(D) failure of the Company to deliver to the Steering Committee within 5 business days of the following delivery dates (i) unaudited financial statements for the third quarter of 1997 as soon as available but in no event later than November 15, 1997, (ii) unaudited financial statements for the fourth quarter of 1997 as soon as available but in no event later than February 15, 1998 and (iii) unaudited monthly financial statements as soon as available but in no event later than (a) October 31, 1997 for the September 1997 statements, (b) November 30, 1997 for the October, 1997 statements, (c) December 31, 1997 for the November, 1997 statements, (d) January 31, 1998 for the December, 1997 statements (e) March 2, 1998 for the January, 1998 statements;"

     (B) Subsection (E) of Section 4.1 of the Forbearance Agreement hereby is amended by amending and restating such section in its entirety as follows:

          "(E) the Company's consolidated net income before income taxes, professional fees and restructuring costs including, but not limited to, the BABC Bridge Loan facility fees and expenses and any loss on the sale by the Company of the stock of Lyndon Property Insurance Group and its subsidiaries as reported in the Company's unaudited income statements is less than (i) ($22,500,000) for the third quarter of 1997, (ii) ($30,000,000) for the four months ended October 31, 1997, (iii) ($37,500,000) for the five months ended November 30, 1997, (iv) ($45,000,000) for the six months ended December 31, 1997 and (v) ($52,500,000) for the seven months ended January 31, 1998;"

     (C) Subsection (I) of Section 4.1 of the Forbearance Agreement hereby is amended by deleting the reference to "and" after the semicolon in such subsection.

     (D) Subsection (J) of Section 4.1 of the Forbearance Agreement hereby is amended by deleting the period at the end of such subsection and replacing it with a semicolon.

     (E) Section 4.1 of the Forbearance Agreement hereby is further amended by adding new Subsections (K), (L) and (M) as follows:

          "(K) the Company fails by January 10, 1998 to receive a bona fide offer in writing capable of acceptance as to a transaction that would provide for cash consideration in an amount not less than 100% of the Funded Debt (a "Qualifying Offer") that has not been rejected by the Company or withdrawn by the offeror or which has not expired or been terminated in accordance with its terms;

          (L) from and after January 10, 1998, the Company shall fail to be in possession of a Qualifying Offer that has not been rejected by the Company or withdrawn by the offeror or which has not expired or been terminated in accordance with its terms; and

          (M) the Company makes a payment on account of settling any claim with respect to any of the state or federal securities or shareholder derivative lawsuits filed against it generally arising from the Company's announcement on January 29, 1997 that it would restate previously reported financial information for prior years and interim earnings for 1996 as a result of the discovery of accounting irregularities, provided, however that nothing shall preclude the Company from making a payment in settlement of any other claims arising in the ordinary course of business."

     1.13 SUCCESSORS AND ASSIGNS. The second sentence of section 7.5 of the Forbearance Agreement is amended by deleting the phrase "so long as this Agreement has not been terminated" and replacing that phrase with "prior to the Termination Date."

     2.   REPRESENTATIONS AND WARRANTIES.

     To induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender that:

     2.1 CORPORATE AUTHORITY; NO CONFLICTS. The execution and delivery by the Company of this Amendment and the performance of the Company's obligations under this Amendment (i) are within its corporate powers, (ii) are duly authorized by its board of directors and, if necessary, its stockholders, (iii) are not in contravention of the terms of its articles or certificate of incorporation or by-laws or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound, (iv) does not, as of the date hereof, require any consent, registration or approval of any governmental authority, (v) does not contravene any material contractual or governmental restriction binding upon it and (vi) will not result in the imposition of any lien, claim or encumbrance upon any of its property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which its property may be bound or affected.

     2.2 NO TERMINATION EVENT; REPRESENTATIONS AND WARRANTIES. As of the date hereof, (a) no Termination Event under the Forbearance Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment and (b) the representations and warranties of the Company contained in the Forbearance Agreement, as amended by this Amendment, are true and correct.

     3.   CONDITIONS TO EFFECTIVENESS.

     The obligation of the Lender to make the amendments contemplated by this Amendment, and the effectiveness thereof, are subject to the following:

     3.1 DOCUMENTS. The Lender has received all of the following, each duly executed and dated as of the date of this Amendment (or such other date as shall be satisfactory to the Lender) in form and substance satisfactory to the Lender:

     (A) fully executed counterparts to this Amendment and Fourth Limited Waiver Agreement;

     (B) executed Amendments and Fourth Limited Waiver Agreements on the same terms as this Amendment and the Lender's Fourth Limited Waiver Agreement from other holders of Funded Debt satisfactory to the Lender, but excluding the Forbearance and Fourth Limited Waiver Agreement dated as of the date hereof between the Company and Credit Suisse First Boston Corporation;

     (C) certified resolutions of the board of directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment; and

     (D) the Forbearance and Fourth Limited Waiver Agreement dated as of the date hereof between the Company and Credit Suisse First Boston Corporation.

     3.2 EFFECTIVE TIME. Subject to the satisfaction of Section 3.1 hereof, the effective time of this Amendment shall be deemed to be 12:01 a.m. October 1, 1997.

     4.   MISCELLANEOUS.

     4.1 SECTION TITLES. The preliminary statements to this Amendment and the section titles used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which together constitute one instrument.

     4.3 ENTIRE AGREEMENT. This Amendment constitutes the full and entire understanding of the Company and the Lender with respect to the subject matter of this Amendment. To the extent that any term of this Amendment is inconsistent with or contrary to any term of the Forbearance Agreement, this Amendment shall govern and control.

     4.4 SUCCESSORS AND ASSIGNS. This Amendment inures to the benefit of, and is binding upon the successors and assigns of, each of the Company and the Lender.

     4.5 GOVERNING LAW. This Amendment will be interpreted, and the rights and liabilities of the Company and the Lender determined, in accordance with the internal laws of the State of Illinois.

     4.6 SEVERABILITY. Wherever possible, each provision of this Amendment will be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Amendment remain unaffected and in full force and effect.

     4.7 SIGNATURE PAGE REPRESENTATIONS OF COMMERCIAL PAPER HOLDERS. As to holders of commercial paper, each and every Schedule 1 attached to the signature pages of this Amendment are true and correct.

     4.8 AMENDED AND RESTATED SCHEDULE OF EXISTING AGREEMENTS. Schedule 1 to the Forbearance Agreement is hereby amended and restated such that any reference in the Forbearance Agreement to "Schedule 1" shall mean a reference to the
Schedule 1 attached hereto.

                                  *     *     *